                                               FILED PURSUANT TO RULE 497(b)
                                               REGISTRATION FILE NO.: 333-105120

                     MORGAN STANLEY 21ST CENTURY TREND FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 17, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY 21ST CENTURY TREND FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley 21st Century Trend Fund ("21st Century") to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 11:30 a.m., New York time, on September 17, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between 21st Century and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of 21st Century would be combined with those of American Opportunities and shareholders of 21st Century would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in 21st Century (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF 21ST CENTURY RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

July 14, 2003

 -----------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
 -----------------------------------------------------------------------------

                  MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                    MORGAN STANLEY 21ST CENTURY TREND FUND

                       BY AND IN EXCHANGE FOR SHARES OF
                  MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley 21st Century Trend Fund ("21st Century") in connection with an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of 21st Century will be combined with those of Morgan Stanley American Opportunities Fund ("American Opportunities") in exchange for shares of American Opportunities (the "Reorganization"). As a result of this transaction, shareholders of 21st Century will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in 21st Century. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between 21st Century and American Opportunities, attached hereto as Exhibit A. The address of 21st Century is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated June 23, 2003, filed by American Opportunities with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     American Opportunities is an open-end diversified management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. The fund invests primarily in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange. The fund's Investment Manager, Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential.

     This Proxy Statement and Prospectus sets forth concisely information about American Opportunities that shareholders of 21st Century should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated February 28, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is American Opportunities' Annual Report for the fiscal year ended December 31, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June 23, 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are 21st Century's Prospectus, dated September 30, 2002, Annual Report for its fiscal year ended July 31, 2002 and succeeding Semi-Annual Report for the six months ended January 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JUNE 23, 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      5
  Tax Consequences of the Reorganization .................................................      9
  Comparison of 21st Century and American Opportunities ..................................      9
PRINCIPAL RISK FACTORS ...................................................................     12
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     18
  Capitalization Table (unaudited) .......................................................     18
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     19
  Investment Objectives and Policies .....................................................     19
  Investment Restrictions ................................................................     20
ADDITIONAL INFORMATION ABOUT 21ST CENTURY AND AMERICAN
 OPPORTUNITIES ...........................................................................     21
  General ................................................................................     21
  Financial Information ..................................................................     21
  Management .............................................................................     21
  Description of Securities and Shareholder Inquiries ....................................     21
  Dividends, Distributions and Taxes .....................................................     21
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     22
FINANCIAL STATEMENTS AND EXPERTS .........................................................     22
LEGAL MATTERS ............................................................................     22
AVAILABLE INFORMATION ....................................................................     22
OTHER BUSINESS ...........................................................................     23
Exhibit A - Agreement and Plan of Reorganization, dated April 24, 2003, by and between
21st
 Century and American Opportunities ......................................................    A-1
Exhibit B - Prospectus of American Opportunities dated February 28, 2003 .................    B-1

                    MORGAN STANLEY 21ST CENTURY TREND FUND
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 17, 2003


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley 21st Century Trend Fund ("21st Century"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of 21st Century (the "Board") of proxies to be used at the Special Meeting of Shareholders of 21st Century to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 11:30 A.M., New York time, on, September 17, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about July 14, 2003.

     At the Meeting, 21st Century shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between 21st Century and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of 21st Century will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in 21st Century on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of 21st Century currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of 21st Century will receive Class A, Class B, Class C or Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the "American Opportunities Shares") will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated February 28, 2003 ("American Opportunities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning 21st Century contained herein has been supplied by 21st Century and the information concerning American Opportunities contained herein has been supplied by American Opportunities.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 28,254,307.264 shares of 21st Century issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially more than 5% of the outstanding shares of a Class of 21st Century as of the Record
Date:


                                 NAME AND ADDRESS               % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                     ---------------------------------------   ----------------   --------------------
Class A ..........   Jerry Zucker                                     6.82              150,000.000
                     16 Buckingham Drive
                     Charleston, SC 29407-3455

                     Fideicomiso Servicios Medicos Tst                6.09              133,823.241
                     #CNP-89142 B-FC-Dates 08-28-98
                     Aseguradora Mundial, TTEE ATTN R. Diaz
                     PO Box 8911
                     Panama 5, Rep of Panama

                     HSBC Republic Bank NY                            5.21              114,472.003
                     Attention: IPB Sec Acctg & Cust
                     452 Fifth Avenue 6th Fl.
                     New York, NY 10018-2706

     As of the Record Date, the trustees and officers of 21st Century, as a group, owned less than 1% of the outstanding shares of 21st Century.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of American Opportunities as of the Record Date:




                              NAME AND ADDRESS            % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                     ---------------------------------   ----------------   --------------------
Class A ..........   State Street Bank and Trust Co.            61.83            7,610,065.804
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318

Class D ..........   MAC & CO A/C MSWF 4000182                  16.23            4,483,368.386
                     Mutual Funds Operations
                     Morgan Stanley DPSP/Start Plan
                     Pittsburgh, PA 15230-3198

     As of the Record Date, the trustees and officers of American
Opportunities, as a group, owned less than 1% of the outstanding shares of American Opportunities.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of 21st Century, 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of 21st Century present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by 21st Century, which expenses are expected to approximate $178,220. 21st Century and American Opportunities will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of 21st Century or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, 21st Century will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, 21st Century may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, 21st Century would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. 21st Century has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request which would be borne by 21st Century.


VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of 21st Century represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, 21st Century will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, American Opportunities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of 21st Century, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of 21st Century received by American Opportunities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), 21st Century will distribute the American Opportunities Shares received by 21st Century to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of 21st Century and 21st Century will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of 21st Century transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of 21st Century currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of 21st Century will become a holder of Class A, Class B, Class C or Class D shares of

American Opportunities, respectively. Shareholders holding their shares of 21st Century in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, 21st Century will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of 21st Century's investment company taxable income for all periods since the inception of 21st Century through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of 21st Century's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF 21ST CENTURY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF 21ST CENTURY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of 21st Century and American Opportunities may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by 21st Century for its fiscal year ended July 31, 2002, and by American Opportunities for its fiscal year ended December 31, 2002. 21st Century and American Opportunities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) reflecting what the fee schedule would have been on December 31, 2002, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                                               PRO FORMA
                                                                           AMERICAN             COMBINED
                                                         21ST CENTURY   OPPORTUNITIES   (AMERICAN OPPORTUNITIES)
                                                        -------------- --------------- -------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................   5.25%(1)        5.25%(1)             5.25%(1)
Class B ...............................................    none            none                 none
Class C ...............................................    none            none                 none
Class D ...............................................    none            none                 none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................    none            none                 none
Class B ...............................................    none            none                 none
Class C ...............................................    none            none                 none
Class D ...............................................    none            none                 none

MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................    none(2)         none(2)              none(2)
Class B ...............................................   5.00%(3)        5.00%(3)             5.00%(3)
Class C ...............................................   1.00%(4)        1.00%(4)             1.00%(4)
Class D ...............................................    none            none                 none

REDEMPTION FEES
Class A ...............................................    none            none                 none
Class B ...............................................    none            none                 none
Class C ...............................................    none            none                 none
Class D ...............................................    none            none                 none

EXCHANGE FEE
Class A ...............................................    none            none                 none
Class B ...............................................    none            none                 none
Class C ...............................................    none            none                 none
Class D ...............................................    none            none                 none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------


                                                                               PRO FORMA
                                                         AMERICAN               COMBINED
                                       21ST CENTURY   OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                      -------------- ---------------   -------------------------
MANAGEMENT FEES
Class A .............................       0.75 %         0.48 %                0.47 %
Class B .............................       0.75 %         0.48 %                0.47 %
Class C .............................       0.75 %         0.48 %                0.47 %
Class D .............................       0.75 %         0.48 %                0.47 %

DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................       0.24 %         0.22 %                0.23 %
Class B .............................       1.00 %         1.00 %                1.00 %
Class C .............................       1.00 %         0.92 %                0.94 %
Class D .............................         none          none                  none

OTHER EXPENSES
Class A .............................       0.42%          0.19%                 0.20%
Class B .............................       0.42%          0.19%                 0.20%
Class C .............................       0.42%          0.19%                 0.20%
Class D .............................       0.42%          0.19%                 0.20%

TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................       1.41%          0.89%                 0.90%
Class B .............................       2.17%          1.67%                 1.67%
Class C .............................       2.17%          1.59%                 1.61%
Class D .............................       1.17%          0.67%                 0.67%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either 21st Century, American Opportunities or the new combined fund (American Opportunities), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
21st Century
 Class A .............     $661        $948      $1,256      $2,127
 Class B .............      720         979       1,364       2,503
 Class C .............      320         679       1,164       2,503
 Class D .............      119         372         644       1,420
American Opportunities
 Class A .............     $611        $794      $  992      $1,564
 Class B .............      670         826       1,107       1,976
 Class C .............      262         502         866       1,889
 Class D .............       68         214         373         835
Pro Forma Combined
 Class A .............     $612        $797      $  997      $1,575
 Class B .............      670         826       1,107       1,976
 Class C .............      264         508         876       1,911
 Class D .............       68         214         373         835

     If a Shareholder HELD His Shares:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
21st Century
 Class A .............     $661        $948      $1,256      $2,127
 Class B .............      220         679       1,164       2,503
 Class C .............      220         679       1,164       2,503
 Class D .............      119         372         644       1,420
American Opportunities
 Class A .............     $611        $794      $  992      $1,564
 Class B .............      170         526         907       1,976
 Class C .............      162         502         866       1,889
 Class D .............       68         214         373         835
Pro Forma Combined
 Class A .............     $612        $797      $  997      $1,575
 Class B .............      170         526         907       1,976
 Class C .............      164         508         876       1,911
 Class D .............       68         214         373         835

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.


     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of 21st Century and American Opportunities -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, 21st Century will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by 21st Century or the Shareholders of 21st Century for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF 21ST CENTURY AND AMERICAN OPPORTUNITIES

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of 21st Century is to seek long-term capital appreciation. Similarly, the investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.

     21st Century seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies of any size that, in the opinion of the fund's Investment Manager, Morgan Stanley Investment Advisors Inc., are expected to benefit from the development of a modern worldwide economy which will be driven by changing economic, demographic and social trends in the new millenium. Up to 35% of 21st Century's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

     21st Century's Investment Manager utilizes fundamental research to focus on industries and companies that, as a result of these trends, are believed to demonstrate potential for above-average, long-term growth in revenue and earnings. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, know as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both 21st Century and American Opportunities are not fundamental and may be changed by their respective Board of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. 21st Century and American Opportunities obtain management services from Morgan Stanley Investment Advisors Inc. For the fiscal year ended July 31, 2002, 21st Century paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to American Opportunities, for the fiscal year ended December 31, 2002, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.48% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both 21st Century and American Opportunities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, 21st Century's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0%. American Opportunities' Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the plan of distribution adopted by the fund on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities' shares, see the section entitled "Share Class Arrangements" in American Opportunities' Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of 21st Century and American Opportunities are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both 21st Century and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but generally are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:


                                         CLASS B SHARES OF 21ST CENTURY AND
   YEAR SINCE PURCHASE PAYMENT MADE            AMERICAN OPPORTUNITIES
-------------------------------------   -----------------------------------
     First ..........................                  5.0%
     Second .........................                  4.0%
     Third ..........................                  3.0%
     Fourth .........................                  2.0%
     Fifth ..........................                  2.0%
     Sixth ..........................                  1.0%
     Seventh and thereafter .........                  none

     After ten (10) years, Class B shares will convert automatically to Class A shares with no initial sales charge.

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of American Opportunities and 21st Century are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of 21st Century and American Opportunities, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of 21st Century and American Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the American Opportunities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (American Opportunities).

     American Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., 21st Century) will be counted. During the period of time an American Opportunities or 21st Century Shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both 21st Century and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled "How to Exchange Shares" in American Opportunities' Prospectus.

     Shareholders of 21st Century and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both 21st Century and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. 21st Century and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. 21st Century pays dividends from net investment income annually. American Opportunities pays dividends semi-annually. 21st Century usually distributes net capital gains, if any, in December. American Opportunities usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

     The share price and return of American Opportunities and 21st Century will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. With respect to American Opportunities, the fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

     Both funds may invest in foreign securities. With respect to 21st Century, the fund may invest up to 35% of its net assets in foreign securities not traded in the United States on a national securities exchange. American Opportunities may invest up to 20% of its assets in such foreign securities. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Although American Opportunities invests principally in large established companies, both American Opportunities and 21st Century may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies, and the industries in which they are focused, are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

     Each fund may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     Each fund may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     American Opportunities may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. 21st Century may invest in options and futures on stocks and currencies. A fund's participation in these markets would subject the fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock or currency markets are inaccurate, the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options on futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of 21st Century and in American Opportunities' Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of 21st Century, including the Independent Trustees, having reviewed the financial position of 21st Century and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of 21st Century and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of 21st Century.


THE BOARD'S CONSIDERATION

     At a meeting held on April 24, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of 21st Century and American Opportunities. The Board also considered other factors, including, but not limited to: 21st Century's inability to grow assets as expected; the general compatibility of the investment objectives, policies and restrictions of 21st Century and American Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by 21st Century and American Opportunities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of 21st Century considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (American Opportunities) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of 21st Century. This is primarily attributable to the fact that the investment management fee rate paid by American Opportunities for its last fiscal year (0.48%) is substantially lower than the investment management fee rate paid by 21st Century for its last fiscal year (0.75%). The Board also noted that American Opportunities' "Other Expenses" for its last fiscal year (0.19%) were substantially lower than 21st Century's "Other Expenses" for its last fiscal year (0.42%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of 21st Century was significantly higher (for its fiscal year ended July 31, 2002) than the expense ratio for each corresponding class of American Opportunities (for its fiscal year ended December 31, 2002).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by 21st Century or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also have determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) 21st Century will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by 21st Century as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to American Opportunities on the Closing Date in exchange for the assumption by American Opportunities of stated liabilities of 21st Century, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of 21st Century prepared by the Treasurer of 21st Century as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) such American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) 21st Century would be dissolved; and (iv) the outstanding shares of 21st Century would be canceled.

     The number of American Opportunities Shares to be delivered to 21st Century will be determined by dividing the aggregate net asset value of each class of shares of 21st Century acquired by American

Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as 21st Century and American Opportunities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of 21st Century had an aggregate net asset value (not including any Cash Reserve of 21st Century) of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B Shareholders of 21st Century. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, 21st Century will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of 21st Century currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of 21st Century, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities' transfer agent, Morgan Stanley Trust, 1221 Avenue of the Americas, New York, New York 10020. Shareholders of 21st Century holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by 21st Century or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of 21st Century and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, 21st Century shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of 21st Century that received American Opportunities Shares. 21st Century shall be dissolved and deregistered as an investment company promptly following the distributions of shares of American Opportunities to Shareholders of record of 21st Century.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of 21st Century (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in American Opportunities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if 21st Century recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of 21st Century at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by 21st Century thereafter will be treated as requests for redemption of shares of American Opportunities.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, 21st Century and American Opportunities will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by 21st Century and American Opportunities (including a representation to the effect that American Opportunities has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of 21st Century acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of 21st Century's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of 21st Century followed by the distribution by 21st Century of the American Opportunities Shares to Shareholders in exchange for their 21st Century shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and 21st Century and American Opportunities will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by American Opportunities upon the receipt of the assets of 21st Century solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of 21st Century;

     3. No gain or loss will be recognized by 21st Century upon the transfer of the assets of 21st Century to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their 21st Century shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of 21st Century for the American Opportunities Shares;

     5. The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in 21st Century held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in 21st Century surrendered in exchange therefor were held (provided such shares in 21st Century were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of 21st Century acquired by American Opportunities will be the same as the tax basis of such assets of 21st Century immediately prior to the Reorganization; and

     8. The holding period of the assets of 21st Century in the hands of American Opportunities will include the period during which those assets were held by 21st Century.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither 21st Century nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO 21ST CENTURY AND AMERICAN OPPORTUNITIES. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of 21st Century. The effect of any such limitations will depend on the existence and amount of 21st Century and American Opportunities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of July 31, 2002, 21st Century had capital loss carryovers of approximately $289.6 million and as of December 31, 2002, American Opportunities had capital loss carryovers of approximately $3.9 billion. American Opportunities' capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of 21st Century held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of American Opportunities held by the combined fund. However, the combined fund will be unable to utilize American Opportunities' capital loss carryovers to offset any capital gains recognized on the disposition of 21st Century's assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 4, 2003, 21st Century had net unrealized capital gains of approximately $2.4 million.

     Additionally, subject to the limitation described in the succeeding paragraph, 21st Century's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of American Opportunities held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of 21st Century held by the combined fund. However, the combined fund will be unable to utilize 21st Century's capital loss carryovers to offset any capital gains recognized on the disposition of assets held by American Opportunities as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 4, 2003, American Opportunities had net unrealized capital gains of approximately $77 million.

     In addition, under the Code, there will be a limitation on the amount of 21st Century's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on April 4, 2003, each year approximately $8.5 million of 21st Century's capital loss carryovers would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of 21st Century will not be able to be utilized. However, the overall effect of this limitation is minimized by the fact that, other than as described above, there is no limitation on the ability of the combined fund to utilize American Opportunities' $3.9 billion capital loss carryforward.


DESCRIPTION OF SHARES

     American Opportunities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of 21st Century, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of American Opportunities and 21st Century as of March 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                                NET ASSET
                                                                                   SHARES         VALUE
                                                               NET ASSETS       OUTSTANDING     PER SHARE
                                                           -----------------   -------------   ----------
                       CLASS A
--------------------------------------------------------
21st Century ...........................................    $    9,449,705        2,266,075     $  4.17
American Opportunities .................................    $  222,213,517       12,138,919     $ 18.31
Combined Fund (American Opportunities) (pro forma) .....    $  231,663,222       12,655,014     $ 18.31

                       CLASS B
---------------------------------------------------------
21st Century ...........................................    $   97,522,658       23,961,973     $  4.07
American Opportunities .................................    $3,533,236,421      201,593,892     $ 17.53
Combined Fund (American Opportunities) (pro forma) .....    $3,630,759,079      207,157,078     $ 17.53

                       CLASS C
---------------------------------------------------------
21st Century ...........................................    $   12,999,247        3,195,882     $  4.07
American Opportunities .................................    $  145,083,377        8,364,567     $ 17.34
Combined Fund (American Opportunities) (pro forma) .....    $  158,082,624        9,114,235     $ 17.34

                       CLASS D
---------------------------------------------------------
21st Century ...........................................    $      877,153          209,031     $  4.20
American Opportunities .................................    $  480,665,632       25,847,676     $ 18.60
Combined Fund (American Opportunities) (pro forma) .....    $  481,542,785       25,894,835     $ 18.60

                     TOTAL CLASS A, B, C, D
---------------------------------------------------------
21st Century ...........................................    $  120,848,763               --          --
American Opportunities .................................    $4,381,198,947               --          --
Combined Fund (American Opportunities) (pro forma) .....    $4,502,047,710               --          --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     21st Century's investment objective is to seek long-term capital appreciation. Similarly, American Opportunities' investment objective is to seek long-term capital growth consistent with an effort to reduce volatility.

     21st Century seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies of any asset size that, in the opinion of the fund's Investment Manager, are expected to benefit from the development of a modern worldwide economy which will be driven by changing economic, demographic and social trends in the new millennium. The fund's investments include companies in a broad range of enterprises which are expected to experience growth that may be generated by contemporary spending habits, the information age explosion, technological advances and a sizeable aging population. In seeking to identify companies that may be potential beneficiaries of such trends, the Investment Manager will examine various worldwide changing social attitudes, legislative actions, demographics and economic factors to determine underlying movements that shape the marketplace. The fund's portfolio will be diversified among many different companies in a variety of industry groups which may include media, technology, telecommunications, computer technology and software, Internet, biotechnology, financial services, healthcare, pharmaceuticals, entertainment, health and fitness, leisure, consumer goods and home products. When selecting investments for the fund's portfolio, the Investment Manager will utilize fundamental research to focus on industries and companies that, as a result of these trends, are believed to demonstrate potential for above-average, long-term growth in revenue and earnings. In deciding whether to sell a particular security, the Investment Manager will consider a number of factors including changes in the issuer's financial condition and industry position, as well as general economic and market conditions. The fund's investments may include foreign securities (held either directly or in the form of depositary receipts), including emerging market securities. However, the fund may only invest up to 35% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange. 21st Century may invest the remaining 35% of its assets in fixed-income securities (as discussed under "Principal Risk Factors" above).

     American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). Under normal circumstances, at least 80% of the fund's assets are invested in securities of companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. American Opportunities may invest the remaining 20% of its assets in foreign securities

(that are not traded in the U.S. on a national securities exchange), convertible securities, preferred securities, fixed-income securities and options and futures (as discussed under "Principal Risk Factors" above). American Opportunities may use options or futures to facilitate trading, to increase or decrease the fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the fund's securities or an increase in prices of securities that may be purchased.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both 21st Century and American Opportunities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by 21st Century and American Opportunities as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:
(a) American Opportunities may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. 21st Century may not do so as to 75% of its total assets; (b) American Opportunities may not (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; (ii) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities; (iii) invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer; (iv) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; (v) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; (vi) make short sales of securities; and (vii) purchase securities on margin, expect for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Furthermore, as a non-fundamental policy, 21st Century may not invest in other investment companies in reliance on
Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.


                   ADDITIONAL INFORMATION ABOUT 21ST CENTURY
                          AND AMERICAN OPPORTUNITIES


GENERAL

     For a discussion of the organization and operation of American Opportunities and 21st Century, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about American Opportunities and 21st Century, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of American Opportunities and 21st Century, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of 21st Century and American Opportunities, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of American Opportunities' and 21st Century's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how American Opportunities' and 21st Century's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of American Opportunities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2002 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of 21st Century, see its Annual Report for its fiscal year ended July 31, 2002 and its succeeding Semi-Annual Report for the six months ended January 31, 2003.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of American Opportunities, for the fiscal year ended December 31, 2002, and 21st Century, for the fiscal year ended July 31, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about 21st Century and American Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Opportunities' Prospectus dated February 28, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 28 to American Opportunities' Registration Statement on Form N-1A (File Nos. 2-66269; 811-2978); (ii) American Opportunities' Annual Report for its fiscal year ended December 31, 2002, accompanying this Proxy Statement and Prospectus; (iii) 21st Century's Prospectus dated September 30, 2002 which Prospectus forms a part of Post-Effective Amendment No. 4 to 21st Century's Registration Statement on Form N-1A (File Nos. 333-88703; 811-9615); (iv) 21st Century's Annual Report for its fiscal year ended July 31, 2002 and (v) 21st Century's succeeding Semi-Annual Report for the six months ended January 31, 2002. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     21st Century and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about 21st Century and American Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of 21st Century knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary

July 14, 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of April, 2003, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust ("American Opportunities") and MORGAN STANLEY 21ST CENTURY TREND FUND, a Massachusetts business trust ("21st Century").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to American Opportunities of substantially all of the assets of 21st Century in exchange for the assumption by American Opportunities of all stated liabilities of 21st Century and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the "American Opportunities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of 21st Century in liquidation of 21st Century as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1.   THE REORGANIZATION AND LIQUIDATION OF 21ST CENTURY

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, 21st Century agrees to assign, deliver and otherwise transfer the 21st Century Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of 21st Century's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to 21st Century the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "21st Century Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by 21st Century, and any deferred or prepaid expenses shown as an asset on 21st Century's books on the Valuation Date.

     (b) On or prior to the Valuation Date, 21st Century will provide American Opportunities with a list of all of 21st Century's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. 21st Century reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish 21st Century with a statement of American Opportunities' investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities' investment objective, policies and restrictions. In the event that 21st Century holds any investments that American Opportunities is not permitted to hold, 21st Century will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of 21st Century and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, 21st Century if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) 21st Century will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of 21st Century prepared by the Treasurer of 21st Century as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, 21st Century may establish a cash reserve, which shall not exceed 5% of 21st Century's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by 21st Century and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for 21st Century to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, 21st Century will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, 21st Century will distribute American Opportunities Shares received by 21st Century pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("21st Century Shareholders"). Each 21st Century Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of 21st Century currently held by that 21st Century Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of 21st Century, respectively. Such distribution will be accomplished by an instruction, signed by 21st Century's Secretary, to transfer American Opportunities Shares then credited to 21st Century's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the 21st Century Shareholders and representing the respective pro rata number of American Opportunities Shares due such 21st Century Shareholders. All issued and outstanding shares of 21st Century simultaneously will be canceled on 21st Century's books; however, share certificates representing interests in 21st Century will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a 21st Century Shareholder.

     1.6 Ownership of American Opportunities Shares will be shown on the books of American Opportunities' transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on 21st Century's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of 21st Century is and shall remain the responsibility of 21st Century up to and including the date on which 21st Century is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, 21st Century shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of 21st Century as of the close of business on the

Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of 21st Century, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of 21st Century for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. 21st Century shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of 21st Century in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of American Opportunities or their designee and American Opportunities or its designee shall comply with applicable record retention requirements to which 21st Century is subject under the 1940 Act.


2.   VALUATION

     2.1 The value of the 21st Century Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of 21st Century of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.3 The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of 21st Century shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of 21st Century shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3.   CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by 21st Century and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by 21st Century to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and 21st Century, accurate appraisal of the value of the net assets of American Opportunities or the 21st Century Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, 21st Century shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the 21st Century Shareholders and the number and percentage ownership of outstanding 21st Century shares owned by each such 21st Century Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the 21st Century Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to 21st Century or provide evidence satisfactory to 21st Century that such American Opportunities Shares have been credited to 21st Century's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4.   COVENANTS OF AMERICAN OPPORTUNITIES AND 21ST CENTURY

     4.1 Except as otherwise expressly provided herein with respect to 21st Century, American Opportunities and 21st Century each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 American Opportunities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to American Opportunities Shares ("Registration Statement"). 21st Century will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. 21st Century will further provide American Opportunities with such other information and documents relating to 21st Century as are reasonably necessary for the preparation of the Registration Statement.

     4.3 21st Century will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. 21st Century will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that American Opportunities will furnish 21st Century with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 21st Century will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of 21st Century shares.

     4.5 Subject to the provisions of this Agreement, American Opportunities and 21st Century will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 21st Century shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of 21st Century's assets and liabilities as of the Closing Date, which statement shall be certified by 21st Century's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, 21st Century shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by 21st Century's Treasurer of 21st Century's earnings and profits for federal income tax purposes that will be carried over to American Opportunities pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, 21st Century (a) shall prepare and file all federal and other tax returns and reports of 21st Century required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5.   REPRESENTATIONS AND WARRANTIES

     5.1 American Opportunities represents and warrants to 21st Century as follows:

         (a) American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2002, of American Opportunities audited by Deloitte & Touche LLP (copies of which have been furnished to 21st Century), fairly present, in all material respects, American Opportunities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities' performance of this Agreement;

         (j) American Opportunities Shares to be issued and delivered to 21st Century, for the account of the 21st Century Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

         (m) Since December 31, 2002 there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 21st Century represents and warrants to American Opportunities as follows:

         (a) 21st Century is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) 21st Century is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of 21st Century have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of 21st Century are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and 21st Century is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of 21st Century conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) 21st Century is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of 21st Century's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which 21st Century is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against 21st Century or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and 21st Century knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of 21st Century for the year ended July 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, 21st Century's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of 21st Century (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) 21st Century has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of 21st Century are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in 21st Century's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. 21st Century does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of 21st Century, and subject to the approval of 21st Century's shareholders, this Agreement constitutes a valid and binding obligation of 21st Century, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with 21st Century's performance of this Agreement;

         (k) All material federal and other tax returns and reports of 21st Century required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of 21st Century's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, 21st Century has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of 21st Century to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, 21st Century will have good and valid title to the 21st Century Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by 21st Century which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of 21st Century's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by 21st Century for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

         (o) 21st Century will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) 21st Century has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) 21st Century is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF 21ST CENTURY

     The obligations of 21st Century to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 American Opportunities shall have delivered to 21st Century a certificate of its President and Treasurer, in a form reasonably satisfactory to 21st Century and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as 21st Century shall reasonably request;

     6.3 21st Century shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

         (a) American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by 21st Century, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) American Opportunities Shares to be issued to 21st Century Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities' Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities' of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to American Opportunities' 12b-1 plan of distribution from those described in American Opportunities' Prospectus dated February 28, 2003 and Statement of Additional Information dated February 28, 2003.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

     The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by 21st Century of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of 21st Century contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 21st Century shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of 21st Century made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

     7.3 21st Century shall have delivered to American Opportunities a statement of the 21st Century Assets and its liabilities, together with a list of 21st Century's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of 21st Century;

     7.4 21st Century shall have delivered to American Opportunities within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable period February 25, 2000 (commencement of operations) through July 31, 2000 and the taxable years ended July 31, 2002 and 2001, each dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of 21st Century for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of 21st Century for the periods covered thereby, (b) for the period from July 31, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that 21st Century would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

     7.5 American Opportunities shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to 21st Century, dated as of the Closing Date to the effect that:

         (a) 21st Century is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) 21st Century is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by 21st Century and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of 21st Century enforceable against 21st Century in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate 21st Century's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by 21st Century of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the 21st Century Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND 21ST CENTURY

     The obligations of 21st Century and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of 21st Century in accordance with the provisions of 21st Century's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by American Opportunities or 21st Century to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or 21st Century;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 21st Century shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the 21st Century Shareholders all of 21st Century's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and 21st Century, which opinion may be relied upon by the shareholders of 21st Century, substantially to the effect that, for federal income tax purposes:

         (a) The transfer of 21st Century's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of 21st Century followed by the distribution by 21st Century of American Opportunities Shares to the 21st Century Shareholders in exchange for their 21st Century shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and 21st Century and American Opportunities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by American Opportunities upon the receipt of the assets of 21st Century solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of 21st Century;

         (c) No gain or loss will be recognized by 21st Century upon the transfer of the assets of 21st Century to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the 21st Century Shareholders in exchange for their 21st Century shares;

         (d) No gain or loss will be recognized by the 21st Century Shareholders upon the exchange of the 21st Century shares for American Opportunities Shares;

         (e) The aggregate tax basis for American Opportunities Shares received by each 21st Century Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the 21st Century Shares held by each such 21st Century Shareholder immediately prior to the Reorganization;

         (f) The holding period of American Opportunities Shares to be received by each 21st Century Shareholder will include the period during which the 21st Century Shares surrendered in exchange therefor were held (provided such 21st Century Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of 21st Century acquired by American Opportunities will be the same as the tax basis of such assets to 21st Century immediately prior to the Reorganization; and

         (h) The holding period of the assets of 21st Century in the hands of American Opportunities will include the period during which those assets were held by 21st Century.

     Notwithstanding anything herein to the contrary, neither American Opportunities nor 21st Century may waive the conditions set forth in this paragraph 8.6.


9.   FEES AND EXPENSES

     9.1 (a) American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. 21st Century shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of 21st Century being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to 21st Century's obligations specified in this Agreement), 21st Century's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities' obligations specified in this Agreement), American Opportunities' only obligation hereunder shall be to reimburse 21st Century for all reasonable out-of-pocket fees and expenses incurred by 21st Century in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of 21st Century hereunder shall not survive the dissolution and complete liquidation of 21st Century in accordance with Section 1.9.


11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of 21st Century and American Opportunities;

         (b) by either American Opportunities or 21st Century by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

         (c) by either American Opportunities or 21st Century, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the 21st Century shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or
     (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or 21st Century, or the trustees or officers of American Opportunities or 21st Century, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or 21st Century, or the trustees or officers of American Opportunities or 21st Century, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13.  MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of 21st Century hereunder are solely those of 21st Century. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of 21st Century shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of 21st Century and signed by authorized officers of 21st Century acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY 21ST CENTURY TREND FUND



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY AMERICAN OPPORTUNITIES FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B


                                                           [MORGAN STANLEY LOGO]














Morgan Stanley American Opportunities Fund

                                                               [GRAPHIC OMITTED]

A mutual fund that seeks long-term
capital growth consistent with an
effort to reduce volatility
















                                                  Prospectus | February 28, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



The Fund                    INVESTMENT OBJECTIVE ........................................... 1

                            PRINCIPAL INVESTMENT STRATEGIES ................................ 1

                            PRINCIPAL RISKS ................................................ 2

                            PAST PERFORMANCE ............................................... 3

                            FEES AND EXPENSES .............................................. 5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................... 6

                            ADDITIONAL RISK INFORMATION .................................... 7

                            FUND MANAGEMENT ................................................ 8


Shareholder Information     PRICING FUND SHARES ............................................ 9

                            HOW TO BUY SHARES .............................................. 9

                            HOW TO EXCHANGE SHARES ........................................ 11

                            HOW TO SELL SHARES ............................................ 12

                            DISTRIBUTIONS ................................................. 14

                            TAX CONSEQUENCES .............................................. 15

                            SHARE CLASS ARRANGEMENTS ...................................... 15


Financial Highlights        ............................................................... 23


Morgan Stanley Funds        ................................................ INSIDE BACK COVER


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley American Opportunities Fund seeks long-term capital growth consistent with an effort to reduce volatility.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(endsidebar)

The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Fund's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

Sector Rotation. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. Up to 20% of the Fund's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Fund principally invests in large, established companies, the Fund may invest in medium-sized companies and small-sized companies. Investing in securities of medium and small-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its convertible securities, preferred securities, fixed-income securities and options and futures investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(endsidebar)


                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS

YEAR          1993      '94      '95      '96       '97       '98       '99       2000       01        '02
-------------------------------------------------------------------------------------------------------------
PERCENTAGE   18.70%    -6.75%   42.20%   10.53%    31.55%    31.07%    46.12%    -9.93%   -27.30%     -23.09%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -20.28% (quarter ended March 31, 2001).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS     LIFE OF FUND
                                                       -------------   --------------   ---------------   -------------
 Class A(1): Return Before Taxes                         -26.56%          -1.17%               --              0.29%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%
 Class B(1): Return Before Taxes                         -26.94%          -0.98%             8.24%               --
   Return After Taxes on Distributions(3)                -26.94%          -3.67%             4.95%               --
   Return After Taxes on Distributions and Sale of
    Fund Shares                                          -16.54%          -1.09%             5.76%               --
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%             9.35%               --
 Class C(1): Return Before Taxes                         -23.85%          -0.86%               --              0.52%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%
 Class D(1): Return Before Taxes                         -22.32%           0.13%               --              1.52%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%



(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on March 27, 1980.

(2) The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(endsidebar)


(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2002.
(endsidebar)



                                                      CLASS A      CLASS B     CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)    None        None        None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)     5.00%(3)    1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                       0.48%       0.48%       0.48%       0.48%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.22%       1.00%       0.92%       None
--------------------------------------------------------------------------------------------------
  Other expenses                                       0.19%       0.19%       0.19%       0.19%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                 0.89%       1.67%       1.59%       0.67%
--------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4)  Only applicable if you sell your shares within one year after purchase.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS      10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
 Class A       $611        $794      $  992        $1,564       $611        $794        $992      $1,564
-----------------------------------------------------------   --------------------------------------------
 Class B       $670        $826      $1,107        $1,976       $170        $526        $907      $1,976
-----------------------------------------------------------   --------------------------------------------
 Class C       $262        $502      $  866        $1,889       $162        $502        $866      $1,889
-----------------------------------------------------------   --------------------------------------------
 Class D       $ 68        $214      $  373        $  835       $ 68        $214        $373      $  835
-----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.



[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

Other Investments. The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of January 31, 2003.
(endsidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed within the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.48% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]

HOW TO BUY SHARES
--------------------------


(sidebar)
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(endsidebar)



You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)



MINIMUM INVESTMENT AMOUNTS
-----------------------------------------------------------------
                                           MINIMUM INVESTMENT
                                        -------------------------
INVESTMENT OPTIONS                        INITIAL    ADDITIONAL
-----------------------------------------------------------------
  Regular Account                          $1,000      $100
-----------------------------------------------------------------
  Individual Retirement Account            $1,000      $100
-----------------------------------------------------------------
  Coverdell Education Savings Account      $  500      $100
-----------------------------------------------------------------
  EasyInvest(SM)                           $  100*     $100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-----------------------------------------------------------------


*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley American Opportunities Fund.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                   ---------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter,       If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued        sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 ---------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 ---------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan  least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 ---------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 ---------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and

o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
A         Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
-------------------------------------------------------------------------------------------------------------
B         Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
-------------------------------------------------------------------------------------------------------------
C         1.0% CDSC during the first year                                                        1.00%
-------------------------------------------------------------------------------------------------------------
D         None                                                                                   None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(endsidebar)



                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
-------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling

(800) 869-NEWS . If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.


o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(endsidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
  First                                      5.0%
----------------------------------------------------------
  Second                                     4.0%
----------------------------------------------------------
  Third                                      3.0%
----------------------------------------------------------
  Fourth                                     2.0%
----------------------------------------------------------
  Fifth                                      2.0%
----------------------------------------------------------
  Sixth                                      1.0%
----------------------------------------------------------
  Seventh and thereafter                     None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan

  Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------
                                                          2002            2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 24.36         $ 33.77          $43.35         $33.16        $29.59
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.04            0.18            0.16           0.10          0.15
   Net realized and unrealized gain (loss)               (5.52)          (9.17)          (4.40)         14.80          8.71
                                                       -------         -------          ------         ------        ------
 Total income (loss) from investment operations          (5.48)          (8.99)          (4.24)         14.90          8.86
------------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)         ( 4.71)        (5.29)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 18.88         $ 24.36          $33.77         $43.35        $33.16
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.50)%        (26.72)%         (9.51)%         46.94%        31.78%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.89%           0.81%           0.80%           0.81%         0.86%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.19%           0.68%           0.37%           0.28%         0.43%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $224,296        $298,624         $397,887       $306,542      $116,894
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%            378%          321%
------------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001           2000          1999          1998
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 23.56         $ 32.94         $42.63        $32.85       $29.51
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.12)          (0.03)         (0.05)       (0.09)       (0.03)
   Net realized and unrealized gain (loss)               (5.32)          (8.93)         (4.30)       14.58         8.66
                                                       -------         -------         ------       ------        -----
 Total income (loss) from investment operations          (5.44)          (8.96)         (4.35)       14.49         8.63
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)         (5.34)       (4.71)       (5.29)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 18.12         $ 23.56         $32.94       $42.63       $32.85
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.09)%        (27.30)%        (9.93)%      46.12%       31.07 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.67%           1.61%          1.28%        1.33%        1.39%
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.59)%         (0.12)%        (0.11)%      (0.24)%      (0.10)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in millions                 $3,886          $6,192        $10,151      $10,389      $5,750
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%           425%        378%        321%
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001            2000            1999           1998
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $23.31          $32.58          $42.35          $32.74        $29.49
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)          (0.03)          (0.15)          (0.18)        (0.10)
   Net realized and unrealized gain (loss)               (5.27)          (8.82)          (4.28)          14.50          8.64
                                                        ------          ------          ------          ------        ------
 Total income (loss) from investment operations          (5.38)          (8.85)          (4.43)          14.32          8.54
-----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)          (4.71)        (5.29)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $17.93         $ 23.31          $32.58          $42.35        $32.74
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.08)%        (27.29)%        (10.17)%         45.75%        30.78%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.59%           1.61%           1.55%           1.59%         1.61%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.51)%         (0.12)%         (0.38)%         (0.50)%       (0.32)%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $154,426        $227,574        $348,180        $245,942       $60,861
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%            378%          321%
-----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001            2000           1999           1998
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $24.69          $34.15          $43.66         $33.31        $29.63
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.09            0.23            0.28           0.18          0.24
   Net realized and unrealized gain (loss)               (5.60)          (9.27)          (4.45)         14.88          8.73
                                                        ------          ------          ------         ------        ------
 Total income (loss) from investment operations          (5.51)          (9.04)          (4.17)         15.06          8.97
-----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)         (4.71)        (5.29)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $19.18          $24.69          $34.15         $43.66        $33.31
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.32)%        (26.56)%         (9.28)%        47.22%        32.12%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.67%           0.61%           0.55%          0.59%         0.61%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.41%           0.88%           0.62%          0.50%         0.68%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $458,680        $431,754        $569,203       $319,692      $135,022
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%           378%          321%
-----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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                                                                              27

Notes


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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------


 O GLOBAL/INTERNATIONAL FUNDS

      European Growth Fund

      Fund of Funds - International Portfolio

      Global Advantage Fund

      Global Dividend Growth Securities

      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund


 O GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund

      Capital Opportunities Trust

      Developing Growth Securities Trust

      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund

      Next Generation Trust

      Small-Mid Special Value Fund

      Special Growth Fund

      Special Value Fund

      Tax-Managed Growth Fund


 O GROWTH + INCOME FUNDS

      Allocator Fund

      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio

      Fundamental Value Fund

      Income Builder Fund

      Mid-Cap Value Fund

      S&P 500 Index Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust

      Value Fund

      Value-Added Market Series--
       Equity Portfolio


 O INCOME FUNDS

      Diversified Income Trust

      Federal Securities Trust

      High Yield Securities

      Intermediate Income Securities

      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust

      Liquid Asset Fund (MM)

      U.S. Government Money Market Trust (MM)

      U.S. Government Securities Trust


 O SPECIALTY FUNDS

      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development  Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund


 O TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:       AMOAX               Class C:       AMOCX
------------------------           ------------------------
  Class B:       AMOBX               Class D:       AMODX
------------------------           ------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)
CLF # 37920PRO




                                                           [MORGAN STANLEY LOGO]




Morgan Stanley American
Opportunities Fund

                                                               [GRAPHIC OMITTED]
A mutual fund that seeks
long-term capital growth
consistent with an effort to
reduce volatility






                                                  Prospectus o February 28, 2003

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002

DEAR SHAREHOLDER:

Structural obstacles impeded the economic and market recovery in 2002. Unlike recent economic cycles, the past year was largely a cycle dominated by credit and balance sheet issues. Debt in the United States rose in 2002 to the highest level in hisory for both corporations and consumers, exceeding levels observed even in the 1920s, the previous high merger-and-acquisition activity, aggressive capital spending and corporate balance sheets remain at extremely distressed levels. Calendar year 2002 began the process of repairing corporate balance sheets, which we believe is likely to continue into 2003. Spending on consumer durables has significantly increased for an extended period of time, resulting in little pent-up demand. Strong real wage growth and rising housing prices fueled robust spending throughout 2002 but have recently shown signs of waning. We anticipate that consumer spending may subside in the months ahead, to be slowly absorbed by business spending during the second half of 2003.

Calendar year 2002 marked the third year of a secular bear market. Despite a market rally commencing in early October, the S&P 500 finished the year in negative territory. The market's best-performing sectors were consumer staples and basic materials. Technology and telecommunications, not long ago the darlings of the market, were its poorest performers.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12 months ended December 31, 2002, Morgan Stanley American Opportunities Fund's Class A, B, C and D shares produced total returns of -22.50 percent, -23.09 percent, -23.08 percent and -22.32 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -22.09 percent and the Nasdaq composite returned -31.53 percent. During 2002, the Fund outperformed the average return of -28.63 percent for the 661 funds in the Lipper Large-Cap Growth Funds category.(1) The Fund's Class B shares also outperformed its Lipper peer group average for the trailing three-, five- and 10-year periods for the periods ended December 31, 2002. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Geopolitical concerns and disappointing earnings news led to our decision to position the Fund defensively throughout 2002. While this decision was a positive factor during the first three quarters of the year, it put a drag on the Fund during the fourth-quarter market rally. The Fund benefited from its underweightings in technology and telecommunications and its overweighting in basic materials, specifically gold stocks, which served as a proxy hedge for the declining dollar and tensions in the Middle East.

--------------
(1) Lipper defines Large-Cap Growth funds as those funds that, by portfolio practice, invest at least 75 percent of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300 percent of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have above-average price-to-earnings ratios, price-to-book ratios and three-year sales-per-share growth value, compared to the S&P 500 Index.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

During most of 2002, the Fund was generally overweighted in stable growth sectors such as consumer staples, health care and defense. In our view, these sectors offered relatively stronger earnings growth potential in the face of sluggish corporate earnings. We also favored the consumer discretionary sector over the capital goods sector, as consumer credit was plentiful, mortgage refinancing provided a source of funding and real wages were rising. The corporate sector suffered from a strong dollar, tight credit and distressed balance sheets.

In the first half of the year, the Fund emphasized sectors that we believed offered better pricing and supply-and-demand conditions, such as health care and health-care services. We also focused on consumer cyclicals, which benefited from strong consumer spending, a product of real wage growth and rising housing prices. The Fund underweighted sectors that demonstrated poor earnings growth, such as technology and telecommunications. These sectors suffered from excess capacity and constrained demand, the latter a product of distressed corporate and consumer balance sheets.

During the fourth quarter, the Fund reduced its sector weighting in consumer staples. We believe this industry has come under increasing pricing pressures and profit comparisons will become more difficult in 2003.

LOOKING AHEAD

Economic growth, inflation and geopolitical issues will be important factors in 2003. The ecomomy still faces significant challenges before returning to healthy growth. A credit and balance sheet economic cycle takes considerable time to work through prior to returning to strong economic growth. Federal and monetary authorities have introduced plans to revitalize the economy. These programs are, in our opinion, likely to spur economic growth during the second half of 2003.

We believe the next few years will be characterized by a tug of war between existing structural impediments and potential stimulus programs still pending. Our current macroeconomic analysis suggests that the economy may decelerate during the first quarter of 2003. This economic slowdown, coupled with geopolitical developments and a weak U.S. dollar, could exert pressure on the market into the spring.

During the second quarter, we expect major economic stimulus actions to be initiated by fiscal and monetary officials. The fiscal package proposed is estimated to range from $100 to $600 billion and to be implemented over the next 10 years. We anticipate that roughly $100 billion will be front loaded into the economy over the next 16 months. In addition, a major change in the posture of central banks around the globe toward reflation has the potential to improve economic growth significantly in 2003. We believe that these initiatives will provide support to the market and foster stronger economic growth in the second half of 2003 and into 2004.

In our opinion, a market low may be reached in the spring, representing a major bottom of the bear market. At that time, we expect to tilt the Fund's portfolio to economically sensitive sectors such as

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

industrials, basic materials and technology. We will then also attempt to raise the Fund's beta and lower its average market capitalization. Until then, we are attempting to move the Fund in line with the market in terms of its weightings in industrials and credit-sensitive issues.

We appreciate your ongoing support of Morgan Stanley American Opportunities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                      /s/ Mitchell M. Merin
--------------------------                      ---------------------
Charles A. Fiumefreddo                          Mitchell M. Merin
Chairman of the Board                           President and CEO





ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FUND PERFORMANCE [] DECEMBER 31, 2002

GROWTH OF $10,000 - CLASS B
($ in Thousands)

   Date                     Total                   S&P 500
------------------------------------------------------------------
December 1992             $10,000                   $10,000
------------------------------------------------------------------
December 1993             $11,870                   $11,008
------------------------------------------------------------------
December 1994             $11,069                   $11,153
------------------------------------------------------------------
December 1995             $15,742                   $15,346
------------------------------------------------------------------
December 1996             $17,399                   $18,868
------------------------------------------------------------------
December 1997             $22,887                   $25,162
------------------------------------------------------------------
December 1998             $29,999                   $32,351
------------------------------------------------------------------
December 1999             $43,834                   $39,159
------------------------------------------------------------------
December 2000             $39,479                   $35,588
------------------------------------------------------------------
December 2001             $28,700                   $31,361
------------------------------------------------------------------
December 2002             $22,073(3)                $24,434
------------------------------------------------------------------

                        --------------------------------
                            -- Fund   -- S&P 500 (4)
                        --------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                           CLASS A SHARES*
-------------------------------------------------------------------
1 Year                        (22.50)%(1)        (26.56)%(2)
5 Years                        (0.10)%(1)         (1.17)%(2)
Since Inception (7/28/97)       1.29 %(1)          0.29 %(2)


                           Class B Shares**
-------------------------------------------------------------------
1 Year                        (23.09)%(1)        (26.94)%(2)
5 Years                        (0.72)%(1)         (0.98)%(2)
10 Years                        8.24 %(1)          8.24 %(2)


                           CLASS C SHARES+
-------------------------------------------------------------------
1 Year                        (23.08)%(1)        (23.85)%(2)
5 Years                        (0.86)%(1)         (0.86)%(2)
Since Inception (7/28/97)       0.52 %(1)          0.52 %(2)


                           CLASS D SHARES++
-------------------------------------------------------------------
1 Year                        (22.32)%(1)
5 Years                         0.13 %(1)
Since Inception (7/28/97)       1.52 %(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
 ++   Class D has no sales charge.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      COMMON STOCKS (84.4%)
                      Advertising/Marketing Services (0.2%)
  143,900             Omnicom Group, Inc. .................   $    9,295,940
                                                              --------------
                      Aerospace & Defense (1.8%)
  810,100             Lockheed Martin Corp. ...............       46,783,275
  370,200             Northrop Grumman Corp. ..............       35,909,400
                                                              --------------
                                                                  82,692,675
                                                              --------------
                      Air Freight/Couriers (1.3%)
  412,300             Expeditors International of
                        Washington, Inc. ..................       13,461,595
  456,400             FedEx Corp. .........................       24,746,008
  368,800             United Parcel Service, Inc.
                        (Class B) .........................       23,263,904
                                                              --------------
                                                                  61,471,507
                                                              --------------
                      Apparel/Footwear (0.5%)
  721,500             Coach, Inc. * .......................       23,751,780
                                                              --------------
                      Apparel/Footwear Retail (1.1%)
1,296,900             Gap, Inc. (The) .....................       20,127,888
  266,400             Ross Stores, Inc. ...................       11,292,696
1,141,800             TJX Companies, Inc. (The) ...........       22,287,936
                                                              --------------
                                                                  53,708,520
                                                              --------------
                      Auto Parts: O.E.M. (0.2%)
  121,700             Eaton Corp. .........................        9,505,987
                                                              --------------
                      Beverages: Alcoholic (0.9%)
  861,265             Anheuser-Busch Companies,
                        Inc. ..............................       41,685,226
                                                              --------------
                      Beverages: Non-Alcoholic (0.8%)
  510,900             Coca-Cola Co. (The) .................       22,387,638
  743,600             Coca-Cola Enterprises Inc. ..........       16,150,992
                                                              --------------
                                                                  38,538,630
                                                              --------------
                      Biotechnology (2.3%)
1,368,800             Amgen Inc.* .........................       66,167,792
  210,200             Biogen, Inc.* .......................        8,420,612
  270,100             Gilead Sciences, Inc.* ..............        9,183,400
  530,600             MedImmune, Inc.* ....................       14,416,402
  260,500             Neurocrine Biosciences, Inc.*               11,894,430
                                                              --------------
                                                                 110,082,636
                                                              --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Broadcasting (0.4%)
  395,200             USA Interactive* ....................   $    9,034,272
  250,600             Westwood One, Inc.* .................        9,362,416
                                                              --------------
                                                                  18,396,688
                                                              --------------
                      Cable/Satellite TV (0.9%)
  777,500             Comcast Corp. (Class A)* ............       18,325,675
1,099,800             EchoStar Communications
                        Corp. (Class A)* ..................       24,481,548
                                                              --------------
                                                                  42,807,223
                                                              --------------
                      Chemicals: Major Diversified (0.2%)
  267,100             Du Pont (E.I.) de Nemours &
                        Co. ...............................       11,325,040
                                                              --------------
                      Chemicals: Specialty (0.6%)
  328,900             Air Products & Chemicals,
                        Inc. ..............................       14,060,475
  247,200             Praxair, Inc. .......................       14,280,744
                                                              --------------
                                                                  28,341,219
                                                              --------------
                      Computer Communications (0.5%)
1,796,300             Cisco Systems, Inc.* ................       23,531,530
                                                              --------------
                      Computer Peripherals (0.7%)
  436,200             Lexmark International, Inc.*                26,390,100
  829,600             Network Appliance, Inc.* ............        8,296,000
                                                              --------------
                                                                  34,686,100
                                                              --------------
                      Computer Processing
                        Hardware (1.1%)
  684,000             Dell Computer Corp.* ................       18,290,160
1,996,900             Hewlett-Packard Co. .................       34,666,184
                                                              --------------
                                                                  52,956,344
                                                              --------------
                      Containers/Packaging (0.2%)
  623,700             Smurfit-Stone Container
                        Corp.* ............................        9,599,367
                                                              --------------
                      Contract Drilling (0.8%)
  835,100             ENSCO International Inc. ............       24,593,695
  638,900             Rowan Companies, Inc.* ..............       14,503,030
                                                              --------------
                                                                  39,096,725
                                                              --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Data Processing Services (0.2%)
  177,500             Affiliated Computer
                        Services, Inc. (Class A)*......   $    9,345,375
                                                          --------------
                      Department Stores (0.2%)
  383,300             Penney (J.C.) Co., Inc. .........        8,819,733
                                                          --------------
                      Discount Stores (2.6%)
2,456,500             Wal-Mart Stores, Inc.** .........      124,077,815
                                                          --------------
                      Electric Utilities (0.7%)
  768,500             Consolidated Edison, Inc. .......       32,907,170
                                                          --------------
                      Electronic Equipment/Instruments (0.4%)
  251,000             Canon, Inc. (Japan) .............        9,445,782
  236,000             Diebold, Inc. ...................        9,727,920
                                                          --------------
                                                              19,173,702
                                                          --------------
                      Electronics/Appliances (0.5%)
  629,800             Eastman Kodak Co. ...............       22,068,192
                                                          --------------
                      Finance/Rental/Leasing (1.8%)
  904,600             Countrywide Financial Corp.             46,722,590
  192,900             Freddie Mac .....................       11,390,745
  246,100             SLM Corp. .......................       25,559,946
                                                          --------------
                                                              83,673,281
                                                          --------------
                      Financial Conglomerates (1.7%)
2,221,500             Citigroup, Inc. .................       78,174,585
                                                          --------------
                      Food Retail (0.4%)
  373,800             Whole Foods Market, Inc.*........       19,710,474
                                                          --------------
                      Food: Major Diversified (1.8%)
  980,900             Kraft Foods Inc. (Class A) ......       38,186,437
  460,500             PepsiCo, Inc. ...................       19,442,310
  165,800             Unilever N.V. (ADR)
                        (Netherlands) .................       10,231,518
  280,700             Unilever N.V. (Netherlands)......       17,256,734
                                                          --------------
                                                              85,116,999
                                                          --------------
                      Food: Meat/Fish/Dairy (0.3%)
  424,700             Dean Foods Co.* .................       15,756,370
                                                          --------------
                      Home Furnishings (0.2%)
  363,600             Newell Rubbermaid, Inc. .........       11,027,988
                                                          --------------
                      Hospital/Nursing Management (1.0%)
1,147,100             HCA Inc. ........................       47,604,650
                                                          --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Household/Personal Care (2.4%)
  438,700             Avon Products, Inc. .............   $   23,632,769
  221,900             Clorox Co. (The) ................        9,153,375
  282,200             International Flavors &
                        Fragrances, Inc. ..............        9,905,220
  808,100             Procter & Gamble Co. (The).......       69,448,114
                                                          --------------
                                                             112,139,478
                                                          --------------
                      Industrial Conglomerates (2.1%)
  275,700             3M Co. ..........................       33,993,810
2,752,900             General Electric Co. ............       67,033,115
                                                          --------------
                                                             101,026,925
                                                          --------------
                      Industrial Machinery (0.5%)
  178,700             Illinois Tool Works Inc. ........       11,590,482
  200,500             Parker-Hannifin Corp. ...........        9,249,065
                                                          --------------
                                                              20,839,547
                                                          --------------
                      Information Technology Services (1.0%)
  797,600             Accenture Ltd. (Class A)
                        (Bermuda)* ....................       14,348,824
  323,100             International Business
                        Machines Corp. ................       25,040,250
  481,300             PeopleSoft, Inc.* ...............        8,807,790
                                                          --------------
                                                              48,196,864
                                                          --------------
                      Integrated Oil (1.2%)
1,586,500             Exxon Mobil Corp. ...............       55,432,310
                                                          --------------
                      Internet Retail (0.3%)
  831,000             Amazon.com, Inc.* ...............       15,697,590
                                                          --------------
                      Internet Software/Services (0.7%)
2,007,600             BEA Systems, Inc.* ..............       23,027,172
  548,300             Yahoo! Inc.* ....................        8,964,705
                                                          --------------
                                                              31,991,877
                                                          --------------
                      Investment Banks/Brokers (1.8%)
  405,000             Bear Stearns Companies,
                        Inc. (The) ....................       24,057,000
  202,800             Goldman Sachs Group, Inc.
                        (The) .........................       13,810,680
  902,200             Lehman Brothers Holdings,
                        Inc. ..........................       48,078,238
                                                          --------------
                                                              85,945,918
                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Life/Health Insurance (0.2%)
  264,500             AFLAC, Inc. .......................   $    7,966,740
                                                            --------------
                      Major Banks (4.2%)
1,354,700             Bank of America Corp. .............       94,246,479
1,131,300             Bank One Corp. ....................       41,349,015
  824,200             Wachovia Corp. ....................       30,033,848
  712,500             Wells Fargo & Co. .................       33,394,875
                                                            --------------
                                                               199,024,217
                                                            --------------
                      Major Telecommunications (3.1%)
1,159,772             France Telecom S.A.
                        (France) ........................       20,312,247
1,707,300             SBC Communications, Inc............       46,284,903
  576,000             Telefonos de Mexico S.A.
                        (Series L) (ADR) (Mexico)........       18,420,480
1,573,600             Verizon Communications
                        Inc. ............................       60,977,000
                                                            --------------
                                                               145,994,630
                                                            --------------
                      Managed Health Care (1.3%)
  751,400             UnitedHealth Group Inc. ...........       62,741,900
                                                            --------------
                      Media Conglomerates (2.0%)
1,394,400             AOL Time Warner Inc.* .............       18,266,640
  699,400             News Corporation Ltd. (The)
                        (ADR) (Australia) ...............       18,359,250
1,374,200             Viacom, Inc. (Class B)
                        (Non-Voting)* ...................       56,012,392
                                                            --------------
                                                                92,638,282
                                                            --------------
                      Medical Specialties (4.2%)
  442,800             Biomet, Inc. ......................       12,690,648
1,483,300             Boston Scientific Corp.* ..........       63,069,916
1,528,100             Medtronic, Inc. ...................       69,681,360
  310,000             Varian Medical Systems,
                        Inc.* ...........................       15,376,000
  842,770             Zimmer Holdings, Inc.* ............       34,991,810
                                                            --------------
                                                               195,809,734
                                                            --------------
                      Miscellaneous Manufacturing (0.2%)
  140,200             Danaher Corp. .....................        9,211,140
                                                            --------------
                      Movies/Entertainment (0.4%)
  775,000             Fox Entertainment Group,
                        Inc. (Class A)* .................       20,095,750
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Multi-Line Insurance (1.2%)
  807,300             American International
                        Group, Inc. .....................   $   46,702,305
  281,000             Safeco Corp. ......................        9,742,270
                                                            --------------
                                                                56,444,575
                                                            --------------
                      Office Equipment/Supplies (0.3%)
  254,500             Avery Dennison Corp. ..............       15,544,860
                                                            --------------
                      Oil & Gas Production (1.8%)
  436,300             Anadarko Petroleum Corp. ..........       20,898,770
  570,900             Apache Corp. ......................       32,535,591
  491,900             Devon Energy Corp. ................       22,578,210
  267,300             Pogo Producing Co. ................        9,956,925
                                                            --------------
                                                                85,969,496
                                                            --------------
                      Oil Refining/Marketing (0.3%)
  319,900             Valero Energy Corp. ...............       11,817,106
                                                            --------------
                      Oilfield Services/Equipment (0.7%)
  207,700             Schlumberger Ltd. .................        8,742,093
  416,900             Smith International, Inc.* ........       13,599,278
  248,000             Weatherford International
                        Ltd.* ...........................        9,902,640
                                                            --------------
                                                                32,244,011
                                                            --------------
                      Other Consumer Services (1.4%)
  525,900             Apollo Group, Inc. (Class A)*......       23,139,600
  207,800             Corinthian Colleges, Inc.* ........        7,867,308
  354,200             eBay, Inc.* .......................       24,021,844
  219,900             Weight Watchers
                        International, Inc.* ............       10,108,803
                                                            --------------
                                                                65,137,555
                                                            --------------
                      Packaged Software (6.2%)
  624,100             Autodesk, Inc. ....................        8,924,630
  289,668             Intuit Inc.* ......................       13,591,223
  567,100             Mercury Interactive Corp.*.........       16,814,515
3,534,600             Microsoft Corp.* ** ...............      182,738,820
  301,050             SAP AG (Germany) ..................       23,872,061
1,192,400             Symantec Corp.* ...................       48,232,580
                                                            --------------
                                                               294,173,829
                                                            --------------
                      Pharmaceuticals: Major (6.4%)
  672,700             Abbott Laboratories ...............       26,908,000
  413,300             Lilly (Eli) & Co. .................       26,244,550
  932,200             Merck & Co., Inc. .................       52,771,842

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
4,560,800             Pfizer, Inc. ......................   $  139,423,656
1,498,200             Wyeth .............................       56,032,680
                                                            --------------
                                                               301,380,728
                                                            --------------
                      Pharmaceuticals: Other (1.1%)
  269,040             Forest Laboratories, Inc.* ........       26,425,109
  609,600             Teva Pharmaceutical
                      Industries Ltd. (ADR)
                        (Israel) ........................       23,536,656
                                                            --------------
                                                                49,961,765
                                                            --------------
                      Precious Metals (3.3%)
  584,200             Freeport-McMoRan Copper
                        & Gold, Inc. (Class B)* .........        9,802,876
1,457,600             Gold Fields Ltd. (ADR)
                        (South Africa) ..................       20,348,096
1,613,000             Goldcorp Inc. (Canada) ............       20,517,360
  778,200             Meridian Gold Inc.
                        (Canada)* .......................       13,719,666
3,078,100             Newmont Mining Corp. ..............       89,357,243
                                                            --------------
                                                               153,745,241
                                                            --------------
                      Property-Casualty Insurers (1.3%)
  619,400             Allstate Corp. (The) ..............       22,911,606
    8,240             Berkshire Hathaway, Inc.
                        (Class B)* ......................       19,965,520
  240,100             XL Capital Ltd. (Class A)
                        (Bermuda) .......................       18,547,725
                                                            --------------
                                                                61,424,851
                                                            --------------
                      Publishing: Newspapers (0.5%)
  139,100             Gannett Co., Inc. .................        9,987,380
  307,700             Tribune Co. .......................       13,988,042
                                                            --------------
                                                                23,975,422
                                                            --------------
                      Pulp & Paper (0.3%)
  405,400             International Paper Co. ...........       14,176,838
                                                            --------------
                      Recreational Products (0.9%)
  329,900             Electronic Arts Inc.* .............       16,419,123
  342,400             International Game
                        Technology* .....................       25,995,008
                                                            --------------
                                                                42,414,131
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Regional Banks (0.5%)
  394,700             Fifth Third Bancorp ...............   $   23,109,685
                                                            --------------
                      Restaurants (0.5%)
  392,700             Brinker International, Inc.* ......       12,664,575
  283,700             Cheesecake Factory, Inc.
                        (The)* ..........................       10,255,755
                                                            --------------
                                                                22,920,330
                                                            --------------
                      Semiconductors (1.8%)
  560,600             Linear Technology Corp. ...........       14,418,632
  643,600             Maxim Integrated Products,
                        Inc. ............................       21,264,544
1,447,450             Microchip Technology Inc. .........       35,390,152
  805,100             STMicroelectronics N.V.
                        (Netherlands) ...................       15,707,501
                                                            --------------
                                                                86,780,829
                                                            --------------
                      Specialty Stores (0.6%)
  510,200             Bed Bath & Beyond Inc.* ...........       17,617,206
  518,700             Staples, Inc.* ....................        9,492,210
                                                            --------------
                                                                27,109,416
                                                            --------------
                      Telecommunication Equipment (1.1%)
2,347,100             Nokia Corp. (ADR) (Finland)........       36,380,050
  447,100             QUALCOMM Inc.* ....................       16,269,969
                                                            --------------
                                                                52,650,019
                                                            --------------
                      Telecommunications (0.2%)
  739,900             Nextel Communications, Inc.
                        (Class A)* ......................        8,545,845
                                                            --------------
                      Trucks/Construction/Farm
                        Machinery (0.9%)
1,220,600             AGCO Corp.* .......................       26,975,260
  382,400             Deere & Co. .......................       17,533,040
                                                            --------------
                                                                44,508,300
                                                            --------------
                      Wireless Telecommunications (1.2%)
3,202,800             Vodafone Group PLC (ADR)
                        (United Kingdom) ................       58,034,736
                                                            --------------
                      TOTAL COMMON STOCKS
                      (Cost $4,089,335,073)..............    3,985,751,941
                                                            --------------


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED

     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                      VALUE
--------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (14.0%)
                U.S. GOVERNMENT AGENCY (a) (5.3%)
$  250,000      Federal National Mortgage
                  Assoc. 1.26% due
                  01/06/03
                  (Cost $249,956,250).........   $  249,956,250
                                                 --------------
                REPURCHASE AGREEMENT (8.7%)
   413,440      Joint repurchase agreement
                  account 1.245% due
                  01/02/03 (dated
                  12/31/02; proceeds
                  $413,468,596) (b)
                  (Cost $413,440,000) ........      413,440,000
                                                 --------------
                TOTAL SHORT-TERM INVESTMENTS
                (Cost $663,396,250) ..........      663,396,250
                                                 --------------

TOTAL INVESTMENTS
(Cost $4,752,731,323) (c).....    98.4%        4,649,148,191
OTHER ASSETS IN EXCESS OF
LIABILITIES ..................     1.6            74,250,496
                                 -----         -------------
NET ASSETS ...................   100.0%       $4,723,398,687
                                 =====        ==============

---------------------------
ADR    American Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $91,641,248 and the aggregate gross unrealized depreciation is $195,224,380, resulting in net unrealized depreciation of $103,583,132.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:

                                                       UNREALIZED
   CONTRACTS        IN EXCHANGE          DELIVERY     APPRECIATION/
  TO DELIVER            FOR                DATE       DEPRECIATION
-------------  ------------------------ ------------ --------------
$14,187,939       EUR    13,566,589     01/03/2003     $  56,980
$ 9,647,457       JPY 1,141,583,547     01/07/2003       (36,550)
                                                       ---------
               Net unrealized appreciation .......     $  20,430
                                                       =========

Currency Abbreviations:
-----------------------
   Eur Euro.
   JPY Japanese Yen.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:

                     DESCRIPTION,      UNDERLYING
   NUMBER              DELIVERY           FACE
     OF      LONG/      MONTH,           AMOUNT        UNREALIZED
 CONTRACTS   SHORT     AND YEAR         AT VALUE      APPRECIATION
----------- ------- -------------- ----------------- -------------
   2,390    Short   Nasdaq-100
                    E-Mini
                    March/2003     $(47,178,600)     $106,714

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002



ASSETS:
Investments in securities, at value
  (cost $4,752,731,323) ......................... $ 4,649,148,191
Unrealized appreciation on open forward
  foreign currency contracts ....................          20,430
Receivable for:
     Investments sold ...........................     114,962,697
     Shares of beneficial interest sold .........       5,415,029
     Dividends ..................................       2,673,644
     Variation margin receivable ................         158,624
Prepaid expenses and other assets ...............         294,253
                                                  ---------------
   TOTAL ASSETS .................................   4,772,672,868
                                                  ---------------
LIABILITIES:
Payable for:
     Investments purchased ......................      33,776,171
     Shares of beneficial interest
        redeemed ................................       9,252,134
     Distribution fee ...........................       3,703,846
     Investment management fee ..................       2,064,743
Accrued expenses and other payables .............         477,287
                                                  ---------------
   TOTAL LIABILITIES ............................      49,274,181
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................. $ 8,905,961,782
Net unrealized depreciation .....................    (103,468,517)
Accumulated net investment loss .................        (108,393)
Accumulated net realized loss ...................  (4,078,986,185)
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
CLASS A SHARES:
Net Assets ...................................... $   224,295,620
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      11,879,158
     NET ASSET VALUE PER SHARE .................. $         18.88
                                                  ===============
     MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
        asset value) ............................ $         19.93
                                                  ===============
CLASS B SHARES:
Net Assets ...................................... $ 3,885,997,024
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................     214,441,386
     NET ASSET VALUE PER SHARE .................. $         18.12
                                                  ===============
CLASS C SHARES:
Net Assets ...................................... $   154,425,960
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................       8,610,898
     NET ASSET VALUE PER SHARE .................. $         17.93
                                                  ===============
CLASS D SHARES:
Net Assets ...................................... $   458,680,083
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      23,914,562
     NET ASSET VALUE PER SHARE .................. $         19.18
                                                  ===============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002



NET INVESTMENT LOSS:
INCOME
Dividends (net of $520,048 foreign
  withholding tax) .........................   $    48,293,921
Interest ...................................        15,158,075
                                               ---------------
   TOTAL INCOME ............................        63,451,996
                                               ---------------
EXPENSES
Distribution fee (Class A shares) ..........           600,784
Distribution fee (Class B shares) ..........        49,885,499
Distribution fee (Class C shares) ..........         1,745,754
Investment management fee ..................        27,848,219
Transfer agent fees and expenses ...........        10,253,415
Shareholder reports and notices ............           509,443
Custodian fees .............................           142,401
Registration fees ..........................           136,286
Professional fees ..........................            65,228
Trustees' fees and expenses ................            43,285
Other ......................................            55,916
                                               ---------------
   TOTAL EXPENSES ..........................        91,286,230
                                               ---------------
   NET INVESTMENT LOSS .....................       (27,834,234)
                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
     Investments ...........................    (1,260,834,120)
     Futures contracts .....................        69,134,736
     Foreign exchange transactions .........            29,995
                                               ---------------
     NET REALIZED LOSS .....................    (1,191,669,389)
                                               ---------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
     Investments ...........................      (289,182,436)
     Futures contracts .....................        (1,386,108)
     Net translation of forward foreign
        currency contracts, other assets
        and liabilities denominated in
        foreign currencies .................            11,652
                                               ---------------
     NET DEPRECIATION ......................      (290,556,892)
                                               ---------------
     NET LOSS ..............................    (1,482,226,281)
                                               ---------------
NET DECREASE ...............................   $(1,510,060,515)
                                               ===============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR        FOR THE YEAR
                                                                         ENDED                ENDED
                                                                   DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ............................................  $  (27,834,234)       $     (3,043,643)
Net realized loss ..............................................  (1,191,669,389)         (2,365,470,836)
Net change in unrealized appreciation/depreciation .............    (290,556,892)           (719,153,155)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (1,510,060,515)         (3,087,667,634)
                                                                  --------------        ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN*:
Class A shares .................................................          -                   (5,231,763)
Class B shares .................................................          -                 (122,038,907)
Class C shares .................................................          -                   (4,446,126)
Class D shares .................................................          -                   (7,562,708)
                                                                  --------------        ----------------
  TOTAL DISTRIBUTIONS ..........................................          -                 (139,279,504)
                                                                  --------------        ----------------
Net decrease from transactions in shares of beneficial interest     (916,285,765)         (1,089,982,254)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (2,426,346,280)         (4,316,929,392)
NET ASSETS:
Beginning of period ............................................   7,149,744,967          11,466,674,359
                                                                  --------------        ----------------
END OF PERIOD
(Including accumulated net investment losses of $108,393 and
$57,276, respectively)..........................................  $4,723,398,687        $  7,149,744,967
                                                                  ==============        ================
----------
* Includes short-term gains of:
 Class A shares ................................................          -             $        428,821
 Class B shares ................................................          -                   10,002,903
 Class C shares ................................................          -                      364,426
 Class D shares ................................................          -                      619,876
                                                                    ------------       -----------------
  Total short-term gains .......................................          -             $     11,416,026
                                                                    ============       =================

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley American Opportunities Fund (the "Fund) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisiting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

G. FEDERAL INCOME TAX POLICY - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $85,152,980 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $721, $8,574,348 and $40,584, respectively and received $361,640 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, aggregated $15,614,118,415 and $16,591,084,549, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $423,275,660 and $423,363,844, respectively.

Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $17,959,815 and $24,281,804, respectively, including a realized loss of $4,525,177.

For the year ended December 31, 2002, the Fund incurred $32,054 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

For the year ended December 31, 2002, the Fund incurred brokerage commissions of $4,472,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2002, the Fund's receivable for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,745,246.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,598. At December 31, 2002, the Fund had an accrued pension liability of $87,963 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the Fund had a net capital loss carryover of approximately $3,920,174,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through December 31 of the following years:


                            AMOUNT IN THOUSANDS
                --------------------------------------------
                    2008           2009            2010
                ------------   -------------   -------------
                 $70,874        $2,645,628      $1,203,672

As part of the Fund's acquisition of the assets of Morgan Stanley Capital Growth Securities ("Capital Growth"), the Fund obtained a net capital loss carryover of approximately $82,246,000 from Capital Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $39,395,000 during fiscal 2002.

As of December 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open future contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

reclassifications arising from the permanent differences, paid-in-capital was charged $27,782,782, accumulated net realized loss was charged $29,995 and accumulated net investment loss was credited $27,812,777.


6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, the Fund had outstanding forward contracts and outstanding futures contracts.


7. ACQUISITION OF MORGAN STANLEY CAPITAL GROWTH SECURITIES
On July 15, 2002, the Fund acquired all the net assets of Capital Growth based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of Capital Growth on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 111,474 Class A shares of the Fund at a net asset value of $20.23 per share for 258,022 Class A shares of Capital Growth; 11,552,119 Class B shares of the Fund at a net asset value of $19.49 per share for 27,126,602 Class B shares of Capital Growth; 61,521 Class C shares of the Fund at a net asset value of $19.29 per share for 141,953 Class C shares of Capital Growth; and 119,854 Class D shares of the Fund at a net asset value of $20.53 per share for 277,407 Class D shares of Capital Growth. The net assets of the Fund and Capital Growth immediately before the acquisition were $5,269,339,492 and $231,114,060, respectively, including unrealized appreciation of $1,642,270 for Capital Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $5,500,453,552.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

8. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:


                                                                   FOR THE YEAR                        FOR THE YEAR
                                                                       ENDED                               ENDED
                                                                 DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                        ----------------------------------- -----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        --------------- -------------------  --------------- -------------------
CLASS A SHARES
Sold ..................................................     3,078,043    $     66,606,664       10,210,307   $   249,148,823
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       111,474           2,254,278                -                 -
Reinvestment of distributions .........................             -                   -          194,773         5,130,332
Redeemed ..............................................    (3,568,479)        (75,772,255)      (9,930,147)     (239,332,480)
                                                           ----------    ----------------       ----------   ---------------
Net increase (decrease) - Class A .....................      (378,962)         (6,911,313)         474,933        14,946,675
                                                           ----------    ----------------       ----------   ---------------
CLASS B SHARES
Sold ..................................................    16,243,353         339,409,952       28,831,207       765,374,311
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............    11,552,119         225,211,982                -                 -
Reinvestment of distributions .........................             -                   -        4,465,141       114,173,617
Redeemed ..............................................   (76,149,883)     (1,581,914,938)     (78,706,340)   (1,994,441,990)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class B ................................   (48,354,411)     (1,017,293,004)     (45,409,992)   (1,114,894,062)
                                                          -----------    ----------------      -----------   ---------------
CLASS C SHARES
Sold ..................................................     1,701,027          34,716,329        2,216,556        58,217,063
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............        61,521           1,186,808                -                 -
Reinvestment of distributions .........................             -                   -          170,442         4,310,465
Redeemed ..............................................    (2,916,523)        (60,238,943)      (3,307,588)      (83,096,675)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class C ................................    (1,153,975)        (24,335,806)        (920,590)      (20,569,147)
                                                          -----------    ----------------      -----------   ---------------
CLASS D SHARES
Sold ..................................................    12,493,524         265,833,653        8,553,929       227,003,840
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       119,854           2,460,992                -                 -
Reinvestment of distributions .........................             -                   -          267,623         7,134,825
Redeemed ..............................................    (6,186,197)       (136,040,287)      (8,003,283)     (203,604,385)
                                                          -----------    ----------------      -----------   ---------------
Net increase - Class D ................................     6,427,181         132,254,358          818,269        30,534,280
                                                          -----------    ----------------      -----------   ---------------
Net decrease in Fund ..................................   (43,460,167)   $   (916,285,765)     (45,037,380)  $(1,089,982,254)
                                                          ===========    ================      ===========   ===============


MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.36      $  33.77      $  43.35     $  33.16     $  29.59
                                                            --------      --------      --------     --------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................        0.04          0.18          0.16         0.10         0.15
 Net realized and unrealized gain (loss) ...............       (5.52)        (9.17)        (4.40)       14.80         8.71
                                                            --------      --------      --------     --------     --------
Total income (loss) from investment operations .........       (5.48)        (8.99)        (4.24)       14.90         8.86
                                                            --------      --------      --------     --------     --------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)       (4.71)       (5.29)
                                                            --------      --------      --------     --------     --------
Net asset value, end of period .........................    $  18.88      $  24.36      $  33.77     $  43.35     $  33.16
                                                            ========      ========      ========     ========     ========
TOTAL RETURN+ .........................................       (22.50)%      (26.72)%       (9.51)%      46.94%       31.78%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.89 %        0.81 %        0.80 %       0.81%         0.86%
Net investment income ..................................        0.19 %        0.68 %        0.37 %       0.28%         0.43%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $224,296      $298,624      $397,887    $ 306,542     $ 116,894
Portfolio turnover rate ................................         306 %         380 %         425 %        378%          321%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 23.56       $ 32.94       $ 42.63     $ 32.85    $ 29.51
                                                           -------       -------       -------     -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.12)        (0.03)        (0.05)      (0.09)     (0.03)
 Net realized and unrealized gain (loss) ...............     (5.32)        (8.93)        (4.30)      14.58       8.66
                                                           -------       -------       -------     -------    -------
Total income (loss) from investment operations .........     (5.44)        (8.96)        (4.35)      14.49       8.63
                                                           -------       -------       -------     -------    -------
Less distributions from net realized gain ..............         -         (0.42)        (5.34)      (4.71)     (5.29)
                                                           -------       -------       -------     -------    -------
Net asset value, end of period .........................   $ 18.12       $ 23.56       $ 32.94     $ 42.63    $ 32.85
                                                           =======       =======       =======     =======    =======
TOTAL RETURN+...........................................    (23.09)%      (27.30)%       (9.93)%     46.12 %    31.07 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................      1.67 %        1.61 %        1.28 %      1.33 %      1.39 %
Net investment loss ....................................     (0.59)%       (0.12)%       (0.11)%     (0.24)%     (0.10)%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions .................  $  3,886       $ 6,192       $10,151     $10,389    $  5,750
Portfolio turnover rate ................................       306 %         380 %         425 %       378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                              2002          2001          2000          1999         1998
                                                         ------------- ------------- ------------- ------------- -----------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  23.31      $  32.58      $  42.35      $  32.74     $ 29.49
                                                            --------      --------      --------      --------     -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................       (0.11)        (0.03)        (0.15)        (0.18)      (0.10)
 Net realized and unrealized gain (loss) ...............       (5.27)        (8.82)        (4.28)        14.50        8.64
                                                            --------      --------      --------      --------     -------
Total income (loss) from investment operations .........       (5.38)        (8.85)        (4.43)        14.32        8.54
                                                            --------      --------      --------      --------     -------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)        (4.71)      (5.29)
                                                            --------      --------      --------      --------     -------
Net asset value, end of period .........................    $  17.93      $  23.31      $  32.58      $  42.35     $ 32.74
                                                            ========      ========      ========      ========     =======
TOTAL RETURN+  .........................................      (23.08)%      (27.29)%      (10.17)%       45.75 %     30.78 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        1.59 %        1.61 %        1.55 %        1.59 %      1.61 %
Net investment loss ....................................       (0.51)%       (0.12)%       (0.38)%       (0.50)%     (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 154,426      $227,574      $348,180      $245,942     $60,861
Portfolio turnover rate ................................         306 %         380 %         425 %         378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.69      $  34.15      $  43.66     $ 33.31     $ 29.63
                                                            --------      --------      --------     -------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.09          0.23          0.28         0.18        0.24
 Net realized and unrealized gain (loss) ...............      (5.60)        (9.27)        (4.45)       14.88        8.73
                                                            --------      --------      --------     -------     --------
Total income (loss) from investment operations .........      (5.51)        (9.04)        (4.17)       15.06        8.97
                                                            --------      --------      --------     -------     --------
Less distributions from net realized gain ..............          -         (0.42)        (5.34)       (4.71)      (5.29)
                                                            --------      --------      --------     --------    --------
Net asset value, end of period .........................    $  19.18      $  24.69      $  34.15     $ 43.66     $ 33.31
                                                            ========      ========      ========     ========    ========
TOTAL RETURN+  .........................................      (22.32)%      (26.56)%       (9.28)%     47.22 %      32.12 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.67 %        0.61 %        0.55 %      0.59 %       0.61 %
Net investment income ..................................        0.41 %        0.88 %        0.62 %      0.50 %       0.68 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 458,680      $431,754      $569,203    $319,692    $ 135,022
Portfolio turnover rate ................................         306 %         380 %         425 %       378 %        321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2003

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:



                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Trustee       Since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
       NAME, AGE AND ADDRESS OF                                                           OVERSEEN
         INDEPENDENT TRUSTEE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).




       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
        NAME, AGE AND ADDRESS OF                                                            OVERSEEN
          INDEPENDENT TRUSTEE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).



        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:





                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the           129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:



                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  ----------------------------------------------------
Mitchell M. Merin (49)         President and       President since    President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and       Stanley Investment Management (since
New York, NY                   Officer             Chief Executive    December 1998); President, Director (since
                                                   Officer since      April 1997) and Chief Executive Officer (since
                                                   September 2002     June 1998) of the Investment Manager and
                                                                      Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor
                                                                      (since June 1998); Chairman (since June 1998)
                                                                      and Director (since January 1998) of the Transfer
                                                                      Agent; Director of various Morgan Stanley
                                                                      subsidiaries; President (since May 1999) and
                                                                      Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term
                                                                      Trusts; Trustee of various Van Kampen investment
                                                                      companies (since December 1999); previously
                                                                      Chief Strategic Officer of the Investment Manager
                                                                      and Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor
                                                                      (April 1997-June 1998), Vice President of the
                                                                      Morgan Stanley Funds (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan
New York, NY                   General Counsel                        Stanley Investment Management; Managing
                                                                      Director (since December 2000), and Secretary
                                                                      and General Counsel (since February 1997) and
                                                                      Director (since July 1998) of the Investment
                                                                      Manager and Morgan Stanley Services; Assistant
                                                                      Secretary of Morgan Stanley DW; Vice President,
                                                                      Secretary and General Counsel of the Morgan
                                                                      Stanley Funds and TCW/DW Term Trusts (since
                                                                      February 1997); Vice President and Secretary of
                                                                      the Distributor; previously, Senior Vice President,
                                                                      Assistant Secretary and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services.

Thomas F. Caloia (56)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                          the Distributor and Morgan Stanley Services;
Plaza Two                                                             previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Ronald E. Robison (63)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services
                                                                      and Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley
New York, NY                                                          Investment Management Inc. and Morgan Stanley
                                                                      Investments LP; Director of the Transfer Agent;
                                                                      Chief Investment Officer of the Van Kampen
                                                                      Funds.

Francis Smith (37)             Vice President      Since              Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002     Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Financial Officer                      Trusts (since September 2002); Executive
Plaza Two,                                                            Director of the Investment Manager and Morgan
Jersey City, NJ                                                       Stanley Services (since December 2001);
                                                                      previously Vice President of the Investment
                                                                      Manager and Morgan Stanley Services (August
                                                                      2000-November 2001), Senior Manager at
                                                                      PricewaterhouseCoopers LLP (January
                                                                      1998-August 2000) and Associate-Fund
                                                                      Administration at BlackRock Financial
                                                                      Management (July 1996-December 1997).


------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                                                           [MORGAN STANLEY LOGO]
TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
                                                              [GRAPHIC OMITTED]
OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin                                             MORGAN STANLEY
President and Chief Executive Officer                         AMERICAN
                                                              OPPORTUNITIES FUND
Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.


This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., Member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.



                                                        37920RPT-9846A03-AP-1/03


[MORGAN STANLEY LOGO]                                         ANNUAL REPORT
                                                              December 31, 2002

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley American Opportunities Fund ("American Opportunities") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 24, 2003, between American Opportunities and Morgan Stanley 21st Century Trend Fund ("21st Century") in connection with the acquisition by American Opportunities of substantially all of the assets, subject to stated liabilities, of 21st Century. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated June 23, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to American Opportunities, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is June 23, 2003.

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
INTRODUCTION .................................................     B-3

ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES ..........     B-3

ADDITIONAL INFORMATION ABOUT 21ST CENTURY ....................     B-4

FINANCIAL STATEMENTS .........................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June , 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to 21st Century shareholders in connection with the solicitation of proxies by the Board of Trustees of 21st Century to be voted at the Special Meeting of Shareholders of 21st Century to be held on September 17, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of American Opportunities dated February 28, 2003 and the Statement of Additional Information of 21st Century dated September 30, 2002.

               ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES

FUND HISTORY

     For additional information about American Opportunities' history, see "Fund History" in American Opportunities' Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about American Opportunities' investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in American Opportunities' Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of American Opportunities, see "Management of the Fund" and "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about American Opportunities' investment manager, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about American Opportunities' independent auditors, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about other services provided to American Opportunities, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in American Opportunities' Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of American Opportunities, see "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of American Opportunities' shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in American Opportunities' Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about American Opportunities' policies regarding dividends and distributions and tax matters affecting American Opportunities and its shareholders, see "Taxation of the Fund and Shareholders" in American Opportunities' Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about American Opportunities' distributor and the distribution agreement between American Opportunities and its distributor, see "Investment Management and Other Services" and "Underwriters" in American Opportunities' Statement of Additional Information.

PERFORMANCE DATA

     For additional information about American Opportunities' performance, see "Calculation of Performance Data" in American Opportunities' Statement of Additional Information.

                    ADDITIONAL INFORMATION ABOUT 21ST CENTURY

FUND HISTORY

     For additional information about 21st Century's history, see "Fund History" in 21st Century's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about 21st Century's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in 21st Century's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of 21st Century, see "Management of the Fund" and "Investment Management and Other Services" in 21st Century's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about 21st Century's investment manager, see "Investment Management and Other Services" in 21st Century's Statement of Additional Information. For additional information about 21st Century's independent auditors, see "Investment Management and Other Services" in 21st Century's Statement of Additional Information. For additional information about other services provided to 21st Century, see "Investment Management and Other Services" in 21st Century's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in 21st Century's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of 21st Century, see "Capital Stock and Other Securities" in 21st Century's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of 21st Century's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in 21st Century's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about 21st Century's policies regarding dividends and distributions and tax matters affecting 21st Century and its shareholders, see "Taxation of the Fund and Shareholders" in 21st Century's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about 21st Century's distributor and the distribution agreement between 21st Century and its distributor, see "Investment Management and Other Services" and "Underwriters" in 21st Century's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about 21st Century's performance, see "Calculation of Performance Data" in 21st Century's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     American Opportunities' most recent audited financial statements are set forth in American Opportunities' Annual Report for the fiscal year ended December 31, 2002. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. 21st Century's most recent audited financial statements are set forth in 21st Century's Annual Report for the fiscal year ended July 31, 2002 and the succeeding Semi-Annual Report for the six months ended January 31, 2003, which are incorporated by reference in the Proxy Statement and Prospectus.

     Pro forma financial statements are not required to be included herewith since 21st Century's assets are substantially smaller than those of American Opportunities.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

                               IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

                               IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                               IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                               1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                               2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                               WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                               3. ENTER YOUR 14 DIGIT CONTROL NUMBER FROM YOUR PROXY CARD.

                               4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.





PROXY               MORGAN STANLEY 21ST CENTURY TREND FUND                PROXY
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2003

           This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley 21st Century Trend Fund to be held in Room 205, 2nd Floor, at 1221 Avenue of the Americas, New York, New York on September 17, 2003 at 11:30 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated July 14, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                          -----------------------------------------
                          CONTROL NUMBER:   999 99999 999 999
                          -----------------------------------------


                          NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                          -----------------------------------------------------
                          Signature

                          -----------------------------------------------------
                          Signature (if held jointly)

                          ------------------------------------------------------
                          Date                                      13372_M21



                         (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation  before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]
1. Approval of an Agreement and Plan of Reorganization, dated April 24, 2003, between Morgan Stanley 21st Century Trend Fund and Morgan Stanley American Opportunities Fund, pursuant to which substantially all of the assets of Morgan Stanley 21st Century Trend Fund would be combined with those of Morgan Stanley American Opportunities Fund and shareholders of Morgan
      Stanley 21st Century Trend Fund would become shareholders of Morgan Stanley American Opportunities Fund receiving shares in Morgan Stanley American Opportunities Fund with a value equal to the value of their holdings in Morgan Stanley 21st Century Trend Fund.




   FOR            AGAINST    ABSTAIN

   [ ]              [ ]        [ ]



   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY